                                                       EXHIBIT 23.1




                     CONSENT OF INDEPENDENT ACCOUNTANTS
                     ----------------------------------


We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (Nos. 333-58164 and 333-89659) of Toyota Motor Credit Corporation of our report dated May 10, 2001 relating to the financial statements and financial statement schedules, which appears in this Form 10-K.


/S/ PRICEWATERHOUSECOOPERS LLP



Los Angeles, California
June 28, 2001